The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

Via Edgar

September 6, 2016

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Guardian Separate Account Q

File Number: 811-21084

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), The Guardian Separate Account Q, a unit investment trust registered under the Act, sent contract owners the Semiannual Reports of the participating funds of the following underlying management investment companies:

Underlying Management Investment Company

RS Variable Products Trust

AllianceBernstein Variable Products Series Funds, Inc.

Davis Variable Account Fund, Inc.

Value Line Strategic Asset Management Trust

Fidelity Variable Insurance Products Funds

Franklin Templeton Variable Insurance Products

The Alger Portfolios

Gabelli Capital Series Funds, Inc.

Invesco Variable Insurance Funds

MFS Variable Insurance Trust

This filing constitutes the filing of those Reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies filed or will file its Semiannual Report with the Commission via Edgar. To the extent necessary, those filings are incorporated herein by reference.

Any questions regarding this filing should be directed to the undersigned at (212) 598-8359.

Sincerely,

/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr. Vice President and Equity Counsel